Exhibit 99.1

PDS Biotech Announces FDA Clearance of IND Application for Combination of Versamune® MUC1 and PDS01ADC to Treat Metastatic Colorectal Cancer

Phase 1/2 trial evaluating the proprietary combination to be run under CRADA with the National Cancer Institute

Second Versamune® platform candidate targets MUC1-positive solid tumors

U.S. Patent #12,201,685 covering methods of using combinations of the Versamune® platform and various immunocytokines, including PDS01ADC recently issued

PRINCETON, N.J., March 13, 2025 -- PDS Biotechnology Corporation (Nasdaq: PDSB) (“PDS Biotech” or the “Company”), a late-stage immunotherapy company focused on transforming how the immune system targets and kills cancers, today announced that the U.S. Food and Drug Administration has cleared its Investigational New Drug (“IND”) application filed in January 2025 to evaluate a combination of Versamune® MUC1 (formerly PDS0103), its novel investigational MUC1-targeted immunotherapy candidate + PDS01ADC to treat MUC1-positive unresectable, metastatic colorectal carcinoma (“mCRC”) in patients who failed previous treatment.

“MUC1 is over-expressed in multiple solid tumors including colon, pancreatic, ovarian, breast, and NSCLC, and is associated with drug resistance and poor patient outcomes. This results in an unmet need for more effective, safer, better-tolerated targeted treatment options. Versamune® MUC1 targets mCRC tumors that are MUC1-positive and will be studied in Proficient Mismatch Repair/Microsatellite Stable mCRC, which accounts for 95% of patients with mCRC. These tumors are typically more resistant to current immunotherapy, such as immune checkpoint inhibitors, and second-line chemotherapy,” said Kirk Shepard, M.D., PDS Biotech’s Chief Medical Officer. “Targeting MUC1 with an immunotherapy that elicits a strong and durable tumor-infiltrating T-cell response could represent a major advancement in cancer treatment.”

The National Cancer Institute (“NCI”), under its Cooperative Research and Development Agreement (“CRADA”) with PDS Biotech, will lead the Phase 1/2 clinical trial evaluating the combination of Versamune® MUC1 + PDS01ADC in recurrent/metastatic colorectal cancer.

“The IND clearance of Versamune® MUC1 marks progress for our Versamune® platform and its potential to expand beyond HPV-related cancers,” said Frank Bedu-Addo, PhD, President and Chief Executive Officer of PDS Biotech. “Though our focus remains on our recently initiated VERSATILE-003 Phase 3 clinical trial in HPV16-positive head and neck squamous cell carcinoma, we are pleased to support the NCI investigation of a therapy that shows promise in driving strong, durable anti-tumor immune responses.”

U.S. Patent #12,201,685 covers the methods of using the proprietary combination of Versamune® and cytokines to overcome immune suppression in the tumor and improve the anti-tumor immune response.

About PDS Biotechnology
PDS Biotechnology is a late-stage immunotherapy company focused on transforming how the immune system targets and kills cancers. The Company has initiated a pivotal clinical trial to advance its lead program in advanced HPV16-positive head and neck squamous cell cancers. PDS Biotech’s lead investigational targeted immunotherapy Versamune® HPV is being developed in combination with a standard-of-care immune checkpoint inhibitor, and in a triple combination including PDS01ADC, an IL-12 fused antibody drug conjugate (ADC), and a standard-of-care immune checkpoint inhibitor.

For more information, please visit www.pdsbiotech.com

Forward Looking Statements
This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to conduct planned clinical trials for Versamune® HPV, PDS01ADC, Versamune® MUC1 and other Versamune® based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning Versamune® HPV, PDS01ADC, Versamune® MUC1 and other Versamune® based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company’s currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; the Company’s ability to continue as a going concern; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the other risks, uncertainties, and other factors described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the U.S. Securities and Exchange Commission. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Versamune® is a registered trademark of PDS Biotechnology Corporation.

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